EXHIBIT 10.4



                     Amendment No. 1 to
             AMERICAN INDUSTRIAL PROPERTIES REIT
        EMPLOYEES RETIREMENT AND PROFIT SHARING PLAN

In  accordance  with Section 8.1 of the American  Industrial
Properties REIT Employees Retirement and Profit Sharing Plan
(the "Plan"), the Plan is hereby amended as follows:

     Effective  March 7, 1994, the Trustee is  Marc  A.
     Simpson.   The Trustee shall have the  powers  and
     perform the duties as set forth in Article VII of the Plan.



     /s/    Charles W. Wolcott
Charles W. Wolcott, President
American Industrial Properties REIT



   /s/   Marc A. Simpson
Marc A. Simpson
Trustee




                     Amendment No. 2 to
             AMERICAN INDUSTRIAL PROPERTIES REIT
        EMPLOYEES RETIREMENT AND PROFIT SHARING PLAN
                         (the "Plan")


In  accordance with the amendment provisions of Section  8.1 of the Plan, Section 3.1 is hereby amended in its entirety as follows:

           Any  Eligible Employee who was  employed  on
     November  1, 1993 shall be eligible to participate
     and  shall enter the Plan as of the first  day  of
     such  Plan year.  Any other Eligible Employee  who
     has  completed  six  (6)  consecutive  months   of
     service and has attained age 21 shall be eligible to participate hereunder as of the date he has satisfied such requirements. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

Dated as of November 29, 1994.



/s/  Charles W. Wolcott
                         Charles W. Wolcott
                         American Industrial Properties REIT


                         /s/  Marc A. Simpson
                         Marc A. Simpson
                         Trustee


                         /s/  Vickie Dell
                         Vickie Dell
                         Plan Administrator